SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 23, 1999

                            OREGON STEEL MILLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-9887                          94-0506370
         ------------------------    ---------------------------------
         (Commission File Number)    (IRS Employer Identification No.)




             1000 SW Broadway, PO Box 5368, Portland, OR    97205
            --------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (503) 223-9228


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Item 5.  Other Events.

         On December 23, 1999, the Board of Directors of Oregon Steel Mills, Inc. (the "Corporation") declared a dividend distribution of one preferred stock purchase right (a "Right") for each outstanding share of Common Stock, $0.01 par value per share (the "Common Stock"), of the Corporation held by stockholders of record on January 12, 2000 (the "Record Date"). Each Right entitles the registered holder to purchase from the Corporation one one-thousandth (1/1000) of a share of preferred stock of the Corporation, designated as Participating Preferred Stock (the "Preferred Stock") at a price of $42.00 per one one-thousandth (1/1,000) of a share (the "Exercise Price"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), dated as of December 23, 1999, between the Corporation and ChaseMellon Shareholder Services, LLC, as Rights Agent (the "Rights Agent").

         The Rights Agreement provides that Common Shares that become outstanding after the Record Date will also be entitled to one Right per Common Share. The Rights are in all respects governed by and subject to the terms of the Rights Agreement, as it may be amended, and which is incorporated herein by reference. A summary description of the Rights is set forth in Exhibit A to the Rights Agreement, which description is qualified by reference to the Rights Agreement.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company unless the offer is a "Qualifying Offer" as defined in the Rights Agreement. However, the Rights generally should not interfere with any merger or other business combination approved by the Board of Directors.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of business acquired:  None.

         (b)  Pro forma financial information:  None.

         (c)  Exhibits:

              Exhibit Number                    Exhibit

                   10.1        Rights Agreement between Oregon Steel Mills, Inc.
                               and ChaseMellon Shareholder Services, LLC, as Rights Agent (Filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).

                   10.2 Summary of Rights to Purchase Participating Preferred Stock (Filed as Exhibit 2 to the Company's Registration Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).

                   10.3 Form of Rights Certificate and Election to Purchase (Filed as Exhibit 3 to the Company's Registration


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

                               Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).

                   10.4 Form of Certificate of Designations of Participating Preferred Stock (Filed as Exhibit 4 to the Company's Registration Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     OREGON STEEL MILLS, INC.
                                     (Registrant)


Date: December 28, 1999              By: /s/ L. Ray Adams
                                         --------------------------------------
                                         L. Ray Adams
                                         Vice President of Finance
                                         and Chief Financial Officer


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                                Index to Exhibits

              Exhibit Number                    Exhibit

                   10.1 Rights Agreement between Oregon Steel Mills, Inc. and ChaseMellon shareholder Services,
                               LLC, as Rights Agent (Filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).

                   10.2 Summary of Rights to Purchase Participating Preferred Stock (Filed as Exhibit 2 to the Company's Registration Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).

                   10.3 Form of Rights Certificate and Election to Purchase (Filed as Exhibit 3 to the Company's Registration Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).

                   10.4 Form of Certificate of Designations of Participating Preferred Stock (Filed as Exhibit 4 to the Company's Registration Statement on Form 8-A (SEC Reg. No. 1-9887) and incorporated by reference herein).


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